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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2004

ULTIMATE ELECTRONICS, INC.
AND
ULTIMATE ELECTRONICS
SAVINGS AND PROFIT SHARING PLAN
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-22532 (Commission File Number)	84-0585211 (I.R.S. Employer Identification No.)
321 West 84th Avenue, Suite A, Thornton, Colorado 80260 (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (303) 412-2500

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a)   On September 7, 2004 Ernst & Young LLP ("E&Y") resigned as the independent registered public accounting firm for Ultimate Electronics, Inc. (the "Company") and the Ultimate Electronics Savings and Profit Sharing Plan (the "Plan"), effective upon the completion of its review of the interim financial information for the Company's second fiscal quarter ended July 31, 2004 and the filing of the Company's Form 10-Q for such period.

        None of E&Y's reports on either the Company's financial statements for the past two fiscal years ended January 31, 2004 and 2003 or the Plan's financial statements for the past two years ended December 31, 2003 and 2002 contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting procedures.

        The Audit Committee of the Company's Board of Directors was not required to take any action regarding the resignation.

        During the two most recent fiscal years and through September 10, 2004, the date of this Current Report on Form 8-K (this 'Form 8-K'), there were no disagreements between either the Company or the Plan and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports.

        During the two most recent fiscal years and through September 10, 2004, the date of this Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        The Company has requested that E&Y furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether E&Y agrees with the above statements. A copy of that letter, dated September 10, 2004, is attached as Exhibit 16.1 to this Form 8-K.

        (b)   On September 10, 2004, the Company's Audit Committee engaged Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending January 31, 2005 and the Plan for the year ending December 31, 2004, effective following the filing of the Company's Form 10-Q for the quarter ended July 31, 2004. During the two most recent fiscal years and through September 10, 2004, the date of this Form 8-K, neither the Company, the Plan, nor anyone on either's behalf has consulted with such firm regarding: (i) the application of accounting principles to a specified transaction whether completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's or the Plan's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

Exhibit No.
16.1	Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated as of September 10, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTIMATE ELECTRONICS, INC.

Date: September 10, 2004	By:	/s/ DAVID A. CARTER David A. Carter, Senior Vice President—Finance, Chief Financial Officer, and Secretary

ULTIMATE ELECTRONICS SAVINGS AND PROFIT SHARING PLAN

Date: September 10, 2004	By:	/s/ ALAN E. KESSOCK Alan E. Kessock, Senior Vice President—Operations, on behalf of Ultimate Electronics, Inc., Plan Administrator

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  ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES